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LIGHT REVOLUTION FUND

ANNUAL REPORT

OCTOBER 31, 2002

Light Revolution Fund

Annual Report

October 15, 2002

Dear Shareholder:

Investing is at its best when things seem to be at their worst.  Barring a last minute miracle, 2002 will be the third year in a row of a declining market.  The last time that happened, Adolf Hitler's troops were stationed in Paris and Americans on the West coast turned their lights off at night waiting for the Japanese to attack; it was less than a month after Pearl Harbor.

This is not 1941.  Iraq is not Nazi Germany.  Time will tell if October 9th was the bottom of the Bear or if the light at the end of the tunnel is a freight train.  However, if this decline continues into 2003 it will become the longest in American history, worse than the disaster of 1929 to 1933.  So, this might be a good time to remind investors that life goes on.

Though Franklin Roosevelt closed the banks in 1933, that year turned out to be the best ever for the Dow. Hence the axiom, investing is at its best when things seem to be at their worst.  A downturn from this point would indicate that t deflationary depression was setting in.  Don't bet on it. Japan refuses to acknowledge its losses or close its Zombie-like banks and businesses.  However, inspite of recent scandals, the American system is more honest with itself.  What was rotten here should not be expected to spread across the entire system.

And so, the worst is probably over. The time to go back in is probably at hand.  Stick to quality and remain patient.  Profitable, leading technology companies should be expected to perform as well as any over the next few years.  The purpose of the stock market is not to get rich overnight, it is to make money over the long term.

Sincerely,

/s/ Hank Hewitt

Hank Hewitt

President

Past performance is no guarantee of future results.  Mutual fund investing involves risk; loss of principle is possible.

2002 Annual Report 1

LIGHT REVOLUTION FUND

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2002

Since

1 Year

3 Year

Inception

Light Revolution Fund

-25.30%

-17.17%

-12.22%

NASDAQ-100 Shares Index

-27.58%

-27.97%

-22.53%

S&P 500

-16.42%

-13.37%

-12.29%

	Light Revolution Fund	S&P 500 Index	Nasdaq 100 Index
6/29/1999	10,000	10,000	10,000
10/31/1999	11,390	9,969	11,410
4/30/2000	17,170	10,686	16,443
10/31/2000	15,260	10,576	14,178
4/30/2001	12,264	9,300	8,009
10/31/2001	8,660	7,943	5,883
4/30/2002	8,425	8,127	5,506
10/31/2002	6,470	6,743	4,260

This chart assumes an initial investment of $10,000 made on 6/29/99 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The NASDAQ-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

The S&P 500 Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund.  Without such waivers and reimbursements returns would be lower.

2002 Annual Report 2

LIGHT REVOLUTION FUND Schedule of Investments
October 31, 2002

Shares		Market Value

COMMON STOCK - 98.11%

Banks - 1.66%
2,000	The Bank of New York Co., Inc.	$ 52,000

Business Services - 2.29%
2,289	Fiserv, Inc. *	$ 71,508

Communication Services - 3.69%
1,300	Alltel Corp.	64,623
4,500	Nextel Communications *	50,760
		115,383
Computer Hardware & Electronics - 18.85%
3,027	Agilent Technologies, Inc. *	41,621
4,159	Apple Computer, Inc.*	66,835
3,224	Dell Computer Corporation *	92,239
2,476	First Data Corp.	86,511
785	International Business Machines Corporation	61,968
3,230	Koninklijke (Royal) Philips Electronics	57,171
1,628	Lexmark International, Inc. Class A *	96,736
1,993	Sony Corporation ADR	86,177
		589,258
E-Commerce - 5.21%
5,711	Charles Schwab Corporation	52,427
2,184	Wells Fargo & Company	110,226
		162,653
Entertainment & Media - 9.44%
2,694	Comcast Corporation Cl A Special Non-Voting *	61,989
4,157	The Walt Disney Company	69,422
3,024	The News Corporation Limited ADR	70,248
2,093	Viacom, Inc. Class B *	93,368
		295,027
Imaging & Graphics - 8.19%
2,708	Canon, Inc. ADR	99,546
2,480	Eastman Kodak, Co.	81,716
2,728	Fuji Photo Film	74,720
		255,982
Integrated Circuits & Semiconductors - 13.45%
2,065	Analog Devices, Inc.*	55,342
4,312	Applied Materials, Inc. *	64,809
2,718	Intel Corporation	47,022
1,738	KLA-Tencor Corp. *	61,890
1,667	Maxim Integrated Products, Inc. *	53,077
2,753	Micron Technology, Inc. *	44,048
3,308	Texas Instruments Incorporated	52,465
2,188	Xilinx, Inc. *	41,550
		420,203

*Non-Income Producing Securities.  The accompanying notes are an integral part of the financial statements.

2002 Annual Report 3

LIGHT REVOLUTION FUND Continued Schedule of Investments
October 31, 2002

Shares		Market Value

Internet - 3.79%
3,070	AOL Time Warner, Inc. *	45,283
4,646	Cisco Systems, Inc. *	51,942
7,119	Sun Microsystems, Inc. *	21,072
		118,297
Retail - 2.02%
1,000	eBay, Inc. *	63,260

Software - 17.65%
2,661	Adobe Systems, Inc.	62,906
2,360	Intuit, Inc. *	122,531
1,398	Microsoft Corporation, Inc. *	74,751
6,175	Oracle Corporation *	62,923
2,793	SAP AG ADR	53,458
2,790	Symantec Corporation *	111,600
1,677	Synopsys, Inc. *	63,475
		551,644
Telecommunications - 3.90%
5,890	China Mobile Limited ADR *	72,153
5,732	Symbol Technologies, Inc.	49,582
		121,735
Wireless - 7.97%
5,847	General Motors Corporation Class H *	57,593
6,403	Motorola, Inc.	58,716
3,803	Nokia Oyj ADR	63,206
2,018	Qualcomm, Inc. *	69,661
		249,176

TOTAL FOR COMMON STOCK 98.11%		3,066,126

TOTAL INVESTMENTS 98.11%		3,066,126
(Identified Cost $3,831,989)

OTHER ASSETS LESS LIABILITIES - 1.89%		59,213

NET ASSETS - 100.00%		$ 3,125,339

*Non-Income Producing Securities.  The accompanying notes are an integral part of the financial statements.

2002 Annual Report 4

LIGHT REVOLUTION FUND
Statement of Assets and Liabilities
October 31, 2002

Assets:
Investment Securities at Market Value	$ 3,066,126
(Identified Cost $3,831,989)
Receivables:
Dividends and Interest	2,284
Receivable for Shareholder Purchases	15,000
Receivable for Securities Sold	173,249
Total Assets	3,256,659
Liabilities:
Accrued Management Fees	2,461
Accrued Distributions Fees	833
Accrued Other Expenses	12,603
Payable for Securities Purchased	102,887
Payable to Custodian Bank	9,968
Payable for Shareholder Redemptions	2,568
Total Liabilities	131,320
Net Assets	$ 3,125,339

Net Assets Consist of:
Capital Paid In	8,850,039
Accumulated Realized Gain (Loss) on Investments - Net	(4,958,837)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	(765,863)
Net Assets for 494,226 Shares Outstanding	$ 3,125,339

Per Share Net Asset Value and Redemption Price	$ 6.32
($3,125,339/494,226 shares)

The accompanying notes are an integral part of the financial statements.

2002 Annual Report 5

LIGHT REVOLUTION FUND
Statement of Operations
For The Year Ended October 31, 2002

Investment Income:
Dividends	$ 30,070
Interest	3,552
Total Investment Income	33,622
Expenses:
Advisory fees (Note 4)	55,581
Transfer agent and fund accounting fees	57,117
Legal fees	46,559
Audit fees	15,548
Distribution fees	13,895
Administration fees	13,547
Insurance expense	12,733
Registration fees	10,599
Custody fees	8,650
Printing and postage expense	6,555
Directors fees	1,486
Other fees	732
Total Expenses	243,002
Less:
Advisory fee waiver/reimbursement (Note 4)	61,684
Net Expenses	181,318

Net Investment Income (Loss)	(147,696)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(2,785,732)
Unrealized Appreciation (Depreciation) on Investments	1,046,171
Net Realized and Unrealized Gain (Loss) on Investments	(1,739,561)

Net Increase (Decrease) in Net Assets from Operations	$(1,887,257)

The accompanying notes are an integral part of the financial statements.

2002 Annual Report 6

LIGHT REVOLUTION FUND Statement of Changes in Net Assets
October 31, 2002

	For the year	For the year
	ended	ended
	10/31/2002	10/31/2001
Operations:
Net investment income (loss)	(147,696)	$ (93,691)
Net realized gain (loss) on investment transactions	(2,785,732)	(2,173,100)
Net unrealized appreciation (depreciation) on investments	1,046,171	(1,615,742)
Net increase (decrease) in net assets resulting from operations	(1,887,257)	(3,882,533)

Dividends and Distributions to Shareholders From:
Return of capital distibution	0	(110,274)
Capital gain distribution	0	(64,847)
Net Decrease from Distributions	0	(175,121)

Capital Share Transactions:
Proceeds from shares sold	3,101,406	4,608,632
Reinvested dividends and distributions	0	172,822
Cost of shares redemed	(3,664,476)	(4,309,128)
Net Increase from Shareholder Activity	(563,070)	472,326

Net Assets:
Net increase (decrease) in net assets	(2,450,327)	(3,585,328)
Beginning of year	5,575,666	9,160,994
End of year
	$ 3,125,339	$ 5,575,666

Share Transactions:
Shares sold	341,701	461,798
Shares issued on reinvestment of dividends	0	13,749
Shares redeemed	(506,632)	(416,980)
Net increase (decrease) in shares	(164,931)	58,567
Outstanding at beginning of period	659,157	600,590
Outstanding at end of period	494,226	659,157

The accompanying notes are an integral part of the financial statements.

2002 Annual Report 7

LIGHT REVOLUTION FUND Financial Highlights
October 31, 2002
Selected data for a share outstanding throughout the period.

	For the Year	For the Year		For the Year		For the Period
	Ended	Ended		Ended		Ended
	10/31/ 2002	10/31/ 2001		10/31/ 2000		10/31/ 1999 *

Net Asset Value at Beginning of Period	$ 8.46	$ 15.25		$ 11.39		$ 10.00
Net Investment Loss	(0.21)	(0.14)		(0.06)		(0.04)
Net Gains or Losses on Securities	(1.93)	(6.35)		3.92		1.43
(Realized and Unrealized)
Total from Investment Operations	(2.14)	(6.49)		3.86		1.39

Dividends (From Net Investment Income)	0.00	(0.19)		0.00		0.00
Distributions (From Capital Gains)	0.00	(0.11)		0.00		0.00
Total Distributions	0.00	(0.30)		0.00		0.00

Net Asset Value at End of Period	$ 6.32	$ 8.46		$ 15.25		$ 11.39

Total Return	(25.30)%	(43.25)%	†	33.89%	†	13.90%	- †

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,125	$ 5,576		$ 9,161		$ 1,448
Ratio of Expenses to Average Net Assets	4.38%	3.98%		5.21%		20.74%	+
before reimbursement
Ratio of Net Investment Income to Average	(3.77)%	(3.35)%		(3.99)%		(19.85)%	+
Net Assets before reimbursement
Ratio of Expenses to Average Net Assets	3.27%	2.00%		2.00%		2.00%	+
after reimbursement
Ratio of Net Investment Income to Average	(2.66)%	(1.37)%		(0.78)%		(1.11)%	+
Net Assets after reimbursement
Portfolio Turnover Rate	73.35%	50.65%		17.49%		0.00%	+

* Commencement of Operations June 29, 1999
+ Annualized
- Not Annualized
† The total return calculation does not reflect the maximum sales charge discontinued February 8, 2002 of 4.75%.

The accompanying notes are an integral part of the financial statements.

2002 Annual Report 8

LIGHT REVOLUTION FUND

Notes To Financial Statements

October 31, 2002

Note 1. Organization

The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The series presently authorized is the Light Revolution Fund (the "Fund").  Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation.  The Fund commenced operations on June 29, 1999.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investment Valuation

The Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made using nationally recognized pricing services.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price.  Debt securities are valued at the latest bid prices furnished by a pricing service.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

Federal Income Taxes

The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, a provision for federal income taxes or excise taxes has not been made.

At October 31, 2002 the Fund had net realized capital loss carryover of $4,828,971 of which 1,550,331 expires in 2009 and 3,278,640 expires in 2010.  To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover.

2002 Annual Report 9

LIGHT REVOLUTION FUND

Notes To Financial Statements - October 31, 2002 (Continued)

Foreign Securities

The Fund may invest in foreign securities.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translation

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates.  Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Other

Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. General accepted accounting principals require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in-capital.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2002, were as follows:

	PURCHASES	SALES
U.S. Government	$ -	$ -
Other	$3,970,242	$4,648,618

At October 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$ 151,526
(Depreciation)	(1,047,245)
Net depreciation of investments	$(895,729)

At October 31, 2002, the cost of investments for federal income tax purposes was $3,912,855.

Note 4. Agreements

The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser").  Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets. The Fund calculated an Advisory Fee of $55,581, all of which was waived.

2002 Annual Report 10

LIGHT REVOLUTION FUND

Notes To Financial Statements - October 31, 2002 (Continued)

Until March 31, 2002, the Investment Adviser had agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00% of the average net assets of the Fund, computed on a daily basis.  As of March 31, 2002, the Investment Adviser has terminated or revised the total annual operating expense limitations.  Accordingly, for the year ended October 31, 2002, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $61,684.  Any future waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Recoverable Amount
10/31/03	$145,926
10/31/04	$109,106
10/31/05	$61,684

Effective January 1, 2001, Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund.  Total 12b-1 fees accrued for the year are $13,985 of which $13,062 were paid. Payments under the 12b-1 Plan are used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares.  Prior to January 1, 2001, Provident Distributors, Inc. served as distributor of the Fund.

Note 5. Distributions to Shareholders

There were no distributions paid during the fiscal year 2002.  As of October 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income (accumulated losses)	($ 0 )
Undistributed Long Term Capital Gain (accumulated losses)	($4,828,971)
Unrealized Appreciation / (Depreciation)	($895,729)
($5,724,700)

The difference between book basis and the tax basis of unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

Note 6. Related Party Disclosures

Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2002, The Charles Schwab Omnibus account was owner of 79.76% of the Fund.  Certain officers and directors of Light Index Investment Company are also officers and Directors of the Fund.

2002 Annual Report 11

LIGHT REVOLUTION FUND

McCurdy & Associates

CPA’s, Inc.

CERTIFIED PUBLIC ACCOUNTANTS

27955 Clemens Road

Westlake, Ohio 44145-1121

Phone: (440) 835-8500

Fax: (440) 835-1093

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

The Light Revolution Fund:

We have audited the accompanying statement of assets and liabilities of The Light Revolution Fund, including the schedule of portfolio investments, as of October 31, 2002, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash owned as of October 31, 2002, by correspondence with the custodian and broker.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Light Revolution Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of  the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

November 20, 2002

2002 Annual Report 12

LIGHT REVOLUTION FUND

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs.  The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below.  Directors who are deemed "interested persons," as defined in the 1940 Act are indicated below under the heading "Interested Directors."  Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors."  There are no standing committees of the Corporation.

Interested Directors
Name Address*, and Age	Position with the Corporation	Term of Office** And Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held by Trustee or Officer
Henry Hewitt (49)	President and Director***	Since 1999

Mr. Hewitt serves as President, Chief Executive Officer and a Director of the Adviser, and as President and a Director of the Corporation and has served in those capacities since 1999.  He is responsible for the day-to-day management of the Fund.  An Oxford graduate, he began working in the securities business in 1985 as a broker for Merrill Lynch.  The Adviser has been a registered investment adviser since 1993 and has published a monthly newsletter called The Light Revolution Herald since September 1993.  The Light Revolution Herald examines current technological and financial developments surrounding the companies which are included in the Light Index.

				1	None

*

The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**

There is no set term for Directors and Officers of the Corporation.

***

Mr. Hewitt is deemed an “interested person”, as defined in the 1940 Act, due to his affiliation to the Adviser.

Independent Directors
Name Address*, and Age	Position with the Corporation	Term of Office** And Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held by Trustee or Officer
Tamsin Taylor (58)	Director	Since 2000	An independent consultant, Ms. Taylor has also been a director of Laird Norton Financial Group/Trust Co., a non-bank trust company, since 1984.	1	None
Jeffrey Vroom (36)	Director	Since 2002	Senior Software Architect at Art Technology Group, Inc., an internet software company, since 1990.	1	None

*

The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**

There is no set term for Directors and Officers of the Corporation.

2002 Annual Report 13

Shares of the Light Revolution Fund are distributed by an independent third party, Quasar Distributors, LLC.  This report has been prepared for the general information of Light Revolution Fund shareholders.  It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.  The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund.  Please read the prospectus carefully before investing or sending money.

[GRAPHIC OMITTED]

LIGHT REVOLUTION FUND

704 Court A

Tacoma, Washington  98402

Fund:  1.888.463.3957

Fund Adviser:  1.888.544.4889